Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account V,

Ameritas Variable Separate Account VL,

Ameritas Variable Separate Account VA,

Ameritas Variable Separate Account VA-2,

Carillon Account and Carillon Life Account

Supplement to:

Corporate Benefit VUL, Overture Applause!,

Overture Applause! II, Overture Bravo!, Overture Encore!,

Overture Life SPVUL, UniVar, Overture Viva!,

Executive Select, Regent 2000, Overture Annuity,

Overture Annuity III-Plus, and Allocator 2000 Annuity

Prospectuses Dated May 1, 2007

Excel Choice and Executive Edge

Prospectuses Dated November 5, 2007

Protector hVUL and Excel Accumulator

Prospectuses Dated May 1, 2008

Overture Annuity II, Overture Annuity III,

Overture Accent!, and Overture Acclaim!

Prospectuses Dated September 1, 2009

VA I and VA II and VA II SA

Prospectuses Dated December 31, 2009

Designer Annuity and Excel Performance VUL (NY)

Prospectuses Dated May 1, 2010

Allocator 2000

Prospectus Dated September 1, 2010

Advantage VA III

Prospectus Dated May 1, 2012

Overture Medley®

Prospectus Dated May 1, 2016

Excel Performance VUL

Prospectus Dated May 1, 2019

Supplement Dated May 1, 2022

The following disclosures are added to your Policy prospectus:

Fixed Account Risks

The Fixed Account is part of the General Account of Ameritas Life Insurance Corp. The obligations of the General Account are subject to the claims of our creditors, the financial strength and the claims paying ability of the Company. The General Account is not a bank account and it is not insured by the FDIC or any other government agency.

Insurance Company Risks

Ameritas Life has sole legal responsibility to pay amounts that are owed under the Policy. You should look to the financial strength of Ameritas Life for its claims-paying ability. We are also exposed to risks related to natural and human-made disasters or other events, including (but not limited to) earthquakes, fires, floods, storms, epidemics and pandemics (such as COVID-19), terrorist acts, civil unrest, malicious acts and/or other events that could adversely affect our ability to conduct business. The risks from such events are common to all insurers. To mitigate such risks, we have business continuity plans in place that include remote workforces, remote system and telecommunication accessibility, and other plans to

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ensure availability of critical resources and business continuity during an event. Such events can also have an adverse impact on financial markets, U.S. and global economies, service providers, and Fund performance for the portfolios available through your Policy. There can be no assurance that we, the Funds, or our service providers will avoid such adverse impacts due to such event and some events may be beyond control and cannot be fully mitigated or foreseen.

All other provisions of your Policy remain as stated in your Policy and prospectus as supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

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